UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The following Directors and Officers of the Registrant entered into individual sales plans pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for trading in shares of the Registrant’s Class A Common Stock (each, a “10b5-1 Plan”): Jay Margolis, Director, on March 6, 2015; David A. Burwick, Director, on March 9, 2015; C. James Koch, Chairman, on March 10, 2015; Ai-Li Lim, Vice President-Human Resources, on March 11, 2015; and Martin F. Roper, President & Chief Executive Officer, Robert P. Pagano, Vice President-Brand Development, and Kathleen H. Wade, Vice President-Legal & Corporate Secretary, on March 12, 2015. The maximum number of shares that may be sold pursuant to these 10b5-1 Plans is 211,565 shares.

The purpose of each 10b5-1 Plan is to provide liquidity and investment diversification. Once executed, transactions under each 10b5-1 Plan will be disclosed publicly through Form 4 and/or Form 144 filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.
(Registrant)

Date: March 17, 2015	/s/ William F. Urich
William F. Urich
Chief Financial Officer & Treasurer
(Signature)*

*Print name and title of the signing officer under his signature.

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